UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 02, 2026

Lindsay Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13419	47-0554096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18135 Burke Street Suite 100
Omaha, Nebraska		68022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 829-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Michael Koch as Senior Vice President and Chief Financial Officer

On November 2, 2026, Lindsay Corporation (the “Company”) announced that its Board of Directors appointed Michael Koch as Senior Vice President and Chief Financial Officer of the Company, effective November 9, 2026. Mr. Koch will commence employment with the Company on that date and will serve as the Company’s principal financial officer.

In connection with Mr. Koch’s appointment, Brett Coburn and Alicia Pfeifer will cease serving as interim co-Chief Financial Officers of the Company effective November 9, 2026, and Mr. Coburn will cease serving as the Company’s interim principal financial officer as of that date. Mr. Coburn and Ms. Pfeifer will continue to serve in their respective roles as Vice President and Chief Accounting Officer and Vice President, Business Finance, and Mr. Coburn will continue to serve as the Company’s principal accounting officer.

Mr. Koch, 51, currently serves as Senior Vice President, Finance and Divisional Chief Financial Officer, Commercial Engine Services at StandardAero, Inc. (NYSE: SARO), a provider of aerospace engine aftermarket services, a position he has held since March 2026. Mr. Koch joined StandardAero in May 2025 as Senior Vice President, Finance, Corporate Financial Planning and Analysis. From 2019 to 2025, Mr. Koch served as Senior Vice President, Finance at Universal Electronics Inc. (Nasdaq: UEIC). Mr. Koch held various finance positions at Universal Electronics Inc. beginning in 2004, including Vice President, Finance and Vice President, Finance and Treasurer. Mr. Koch also served as Chief Financial Officer of Nortek Security & Control from 2018 to 2019 and as Chief Financial Officer of Ryan Herco Flow Solutions from 2011 to 2013. Earlier in his career, Mr. Koch held finance positions with Applied Graphics Technologies, Inc., Kraft Foods, Inc. and W.W. Grainger, Inc. Mr. Koch holds a Master of Business Administration from the University of Michigan and a Bachelor of Business Administration in Finance, Investment and Banking from the University of Wisconsin.

Mr. Koch (i) will receive an annual base salary of $465,000; (ii) is eligible to receive a target bonus equal to 65% of his base salary and a maximum bonus of up to 200% of his target bonus (to be prorated for the portion of fiscal 2027 during which he is employed by the Company); and (iii) will receive an annual equity or long-term incentive award on his start date, the aggregate grant-date accounting value of which is expected to be $650,000. In addition, on his start date, Mr. Koch will receive a $150,000 cash signing bonus, which is subject to repayment under certain circumstances pursuant to the Company’s bonus repayment agreement.

The Company and Mr. Koch have entered into a written agreement concerning his employment as Senior Vice President and Chief Financial Officer which provides for a term of one year and the automatic extension of that term by one day for each day of employment unless the Company notifies Mr. Koch that it does not wish to further extend the term. Accordingly, the agreement will have a remaining term of one year from the date the Company notifies Mr. Koch that it does not wish to further extend the term. In addition to the compensation discussed above, the agreement also provides that Mr. Koch will be eligible to receive annual long-term equity incentives in the discretion of the Human Resources and Compensation Committee and will be eligible to participate in insurance, relocation and other benefit plans generally available to senior executives of the Company. The agreement also provides for severance compensation equal to one times annual base salary (or base salary plus target bonus if termination occurs within one year following a “change in control” (as that term is defined in the agreement)) if Mr. Koch’s employment is terminated without “cause” (as that term is defined in the agreement) or if he terminates his employment for “good reason” (as that term is defined in the agreement) within one year following a change in control.

A copy of Mr. Koch’s employment agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of Mr. Koch’s employment agreement does not purport to be complete and is qualified by reference to such exhibit.

Mr. Koch has entered into an Indemnification Agreement with the Company in the form attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 19, 2018.

There are no family relationships between Mr. Koch and any director or executive officer of the Company, and Mr. Koch has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Mr. Koch’s appointment as Senior Vice President and Chief Financial Officer is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being “furnished” and, as such, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

10.1	Employment Agreement, dated October 27, 2026, between the Company and Michael Koch.
10.2

Form of Indemnification Agreement between the Company and its Officers and Directors, previously filed as Exhibit 10.1 with the Company's Form 8-K filed on October 19, 2018 and incorporated herein by reference.

99.1	Press Release, dated November 2, 2026, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDSAY CORPORATION

Date:	November 2, 2026	By:	/s/ Randy A. Wood
Randy A. Wood, President and Chief Executive Officer